SUPPLEMENT DATED NOVEMBER 6, 2001
                              TO THE PROSPECTUS OF

                     USALLIANZ ALTERITY(TM) VARIABLE ANNUITY
                             DATED NOVEMBER 5, 2001

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B

This Supplement updates certain information contained in the prospectus and should be attached to the product prospectus referred to above and retained for future reference. Please read this Supplement carefully.

1) The date of the above referenced prospectus is changed to November 6, 2001. All references in the prospectus to its effective date are changed to indicate an effective date of November 6, 2001. All references in the prospectus to the date of November 5, 2001 are changed to read November 6, 2001.

2) The wording in the "FEE TABLE" of the prospectus under the heading of "Transfer Fee" is amended to include the following provisions:

         You will always be allowed at least 12 free transfers in any contract year. For transfers in excess of the free transfers permitted, the maximum Transfer Fee will be $25.

3) The statements in the prospectus under the heading of "THE VARIABLE ANNUITY CONTRACT" that read "There may be differences in your contract (such as differences in fees, charges and benefits) because of requirements of the state where we issued your Contract. We will include any such differences in your Contract" are hereby deleted.

                                                                  ALTPRO-1101